Exhibit 99.1


                                   Power2Ship
                               WWW.POWER2SHIP.COM
    MOBILEMARKET TM - HOMELAND SECURITY - INTERNATIONAL LICENSING - ACQUISITIONS



PRESS RELEASE

                  POWER2SHIP REPORTS PRELIMINARY RECORD REVENUE
    208% INCREASE FOR QUARTER ENDED 3/31/05 AND 1,565% INCREASE IN APRIL 2005

BOCA RATON, FL - MAY 4, 2005 -- Power2Ship, Inc. (OTC BB: PWRI), a Web-based Collaborative Marketplace for the freight transportation industry, reported that its consolidated revenue surged approximately $1.03 million (208%) to approximately $1,527,000 during the quarter ended March 31, 2005 from $496,453 during the comparable quarter of 2004. Given that the Company closed two acquisitions on March 21, 2005, it only has included the revenue for the last 11 days of March from its wholly-owned subsidiaries Commodity Express Transportation and Power2Ship Intermodal. For the month of April 2005, the Company's consolidated revenue shot up approximately $1.95 million (1,565%) to approximately $2,076,000 from $124,650 during April 2004. Based on April's revenue, the Company's annualized revenue is approximately $25 million versus $2,091,965 during the fiscal year ended June 30, 2004. The 2005 quarterly and monthly revenues are preliminary, internally-prepared figures that are subject to adjustment.
                          ---------------------------

This press release includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding our current business plans, strategies and objectives that involve risks and uncertainties that could cause actual results to differ materially from anticipated results. The forward-looking statements are based on our current expectations and what we believe are reasonable assumptions; however, our actual performance, results and achievements could differ materially from those expressed in, or implied by, these forward-looking statements. Factors, within and beyond our control, that could cause or contribute to such differences include, among others, the following: the loss of one or more of our major customers, our inability to negotiate mutually acceptable agreements with prospective new customers and a lack of sufficient capital to fund our operations; as well as those factors discussed under "Risk Factors" in our Form SB-2/A dated December 15, 2004 and various disclosures in other reports filed from time to time with the United States Securities and Exchange Commission.

ABOUT  POWER2SHIP,  INC.
Power2Ship (P2S) is a Web-based Collaborative Marketplace that provides supply chain, tracking and other logistics information that enables freight carriers (trucking companies), shippers (senders and receivers of freight) and their customers to make better-informed, cost-effective transportation / logistics decisions. This information assists P2S Member Shippers to optimize their supply chain and reduce their transportation, warehousing and inventory carrying costs. P2S Member Carriers receive free, unlimited use of our Asset Management System through their use of the MobileMarket(TM) to track the location, destination and availability of their transportation assets. P2S has formed three new divisions in order to accelerate the market penetration of its patent-pending P2S MobileMarket(TM): An International Licensing Division, headed by Emerson Fittipaldi, markets the P2S MobileMarket(TM) abroad; a Security Division to support Homeland Security objectives primarily related to transportation security; and, the Mergers, Acquisitions, and Joint Ventures Division seeking relationships with strategic, non-asset based, trucking companies and transportation-related providers.
                                      # # #

For more information about Power2Ship contact:
---------------------------------------------
Richard Hersh, Chairman and Chief Executive Officer: (561) 998-7557 or
(866) 727-4995
e-mail: rhersh@power2ship.com
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To become a Member Carrier or Member Shipper contact:
----------------------------------------------------
Arnie Werther, Vice President Sales and Operations: (732) 625-3088 or
(561) 262-7015
e-mail: awerther@power2ship.com
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